Exhibit 99

Global Structured Finance

BoAMS 2005-G

3-1 ARMs

Collateral Summary Report

Jul 20, 2005 10:56

1. General Pool Characteristics

Pool Size: $38,627,618.46

Loan Count: 78

Cut-off Date: 2005-07-01

Avg. Loan Balance: $495,225.88

Avg. Orig. Balance: $495,330.09

Percent IO: 63.16%

Accelerated Docs: 62.61%

W.A. FICO*: 744

W.A. Orig. LTV: 71.29%

W.A. Cut-Off LTV: 71.27%

W.A. Gross Coupon: 5.372%

W.A. Net Coupon: 4.994%

W.A. Svcg Fee: 0.375%

W.A. Trustee Fee: 0.0025%

W.A. Orig. Term: 360 months

W.A. Rem. Term: 359 months

W.A. Age: 1 month

% over 80 COLTV: 3.58%

% over 100 COLTV: 0.00%

% with PMI: 3.58%

% over 80 with PMI: 100.00%

W.A. MI Coverage: 22.35%

W.A. MI Adjusted LTV: 70.54%

% Second Lien: 0.00%

% with Prepay Penalty: 0.00%

% Balloon: 0.00%

Max. Zipcode Conc.: 4.38%

*	FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

2. Original Balance

Original Balance	Percent
$200,001 - $250,000	1.20%
$250,001 - $300,000	1.43
$300,001 - $350,000	0.84
$350,001 - $400,000	12.87
$400,001 - $450,000	23.58
$450,001 - $500,000	16.25
$500,001 - $550,000	8.33

$550,001 - $600,000	12.33
$600,001 - $650,000	6.51
$650,001 - $700,000	5.38
$700,001 - $750,000	1.87
$800,001 - $850,000	2.17
$850,001 - $900,000	2.22
$900,001 - $950,000	2.40
$950,001 - $1,000,000	2.59

Total:	100.00%

Average: $495,330.09

Lowest: $218,100.00

Highest: $1,000,000.00

3. Cut-Off Balance

Cut-Off Balance	Percent
$200,001 - $250,000	1.20%
$250,001 - $300,000	1.43
$300,001 - $350,000	0.84
$350,001 - $400,000	12.87
$400,001 - $450,000	23.58
$450,001 - $500,000	16.25
$500,001 - $550,000	8.33
$550,001 - $600,000	12.33
$600,001 - $650,000	6.51
$650,001 - $700,000	5.38
$700,001 - $750,000	1.87
$800,001 - $850,000	2.17
$850,001 - $900,000	2.22
$900,001 - $950,000	2.40
$950,001 - $1,000,000	2.59

Total:	100.00%

Average: $495,225.88

Lowest: $218,100.00

Highest: $1,000,000.00

4. Lien Position

Lien Position	Percent
1	100.00%

Total:	100.00%

5. Coupon

Coupon	Percent
4.001 - 4.250	1.13%
4.501 - 4.750	5.90
4.751 - 5.000	10.55
5.001 - 5.250	21.70
5.251 - 5.500	32.67
5.501 - 5.750	15.14
5.751 - 6.000	11.23
6.001 - 6.250	0.64
6.251 - 6.500	1.04

Total:	100.00%

W.A.: 5.372%

Lowest: 4.125%

Highest: 6.500%

6. Credit Score

Credit Score	Percent
800 - 849	6.32%
750 - 799	50.00
700 - 749	26.92
650 - 699	10.60
600 - 649	6.16

Total:	100.00%

W.A.: 744

Lowest: 622

Highest: 818

7. PMI Providers

PMI Providers	Percent
NONE	96.42%
PMIC	2.45
RMIC	1.13

Total:	100.00%

8. Product Type

Product Type	Percent
3/27 IO 12 MO LIBOR	63.16%
3/27 12 MO LIBOR	36.84

Total:	100.00%

9. Index

Index	Percent
12ML	100.00%

Total:	100.00%

10. Loan Purpose

Loan Purpose	Percent
Purchase	65.40%
Refinance-Cashout	20.55
Refinance-Rate/Term	14.05

Total:	100.00%

11. Loan Type

Loan Type	Percent
Conventional w/ PMI	3.58%
Conventional w/o PMI	96.42

Total:	100.00%

12. Property Type

Property Type	Percent
SFR	63.78%
PUD Detach	16.77
Condo - Low	12.13
Condo	6.23
Townhouse	1.10

Total:	100.00%

13. Occupancy Status

Occupancy Status	Percent
Primary	84.06%
Secondary	12.27
Investor	3.67

Total:	100.00%

14. Documentation

Documentation	Percent

Standard	37.39%
Rapid	28.06
Reduced	18.53
SISA	16.01

Total:	100.00%

15. State

State	Percent
California	42.17%
Florida	14.62
South Carolina	9.04
Illinois	4.36
New York	3.98
Other	25.84

Total:	100.00%

16. California

California	Percent
Northern California	44.47%
Southern California	55.53

Total:	100.00%

17. Zip Code

Zip Code	Percent
29451	4.38%
29928	2.59
94010	2.59
90277	2.40
93420	2.22

Other	85.82

Total:	100.00%

18. Convertible Flag

Convertible Flag	Percent
N	100.00%

Total:	100.00%

19. Buydown Agreement

Buydown Agreement	Percent
N	100.00%

Total:	100.00%

20. OLTV

OLTV	Percent
25.01 - 30.00	1.55%
30.01 - 35.00	2.81
45.01 - 50.00	4.97
50.01 - 55.00	2.85
55.01 - 60.00	7.28
60.01 - 65.00	4.66
65.01 - 70.00	14.78
70.01 - 75.00	5.29
75.01 - 80.00	52.23
80.01 - 85.00	1.16
85.01 - 90.00	1.29
90.01 - 95.00	1.13

Total:	100.00%

W.A.: 71.29%

Lowest: 25.81%

Highest: 95.00%

21. Cut-Off LTV

Cut-Off LTV	Percent
25.01 - 30.00	1.55%
30.01 - 35.00	2.81
45.01 - 50.00	4.97
50.01 - 55.00	2.85
55.01 - 60.00	7.28
60.01 - 65.00	4.66
65.01 - 70.00	14.78
70.01 - 75.00	5.29
75.01 - 80.00	52.23
80.01 - 85.00	1.16
85.01 - 90.00	1.29
90.01 - 95.00	1.13

Total:	100.00%

W.A.: 71.27%

Lowest: 25.81%

Highest: 95.00%

22. Delinquency*

Delinquency*	Percent
0-29 days	100.00%

Total:	100.00%

*	MBA method

23. Times 30 Days DLQ

Times 30 Days DLQ	Percent

0	100.00%

Total:	100.00%

24. Prepayment Penalty Term

Prepayment Penalty Term	Percent
0	100.00%

Total:	100.00%

W.A.: 0.0 months

Lowest: 0 months

Highest: 0 months

25. Prepayment Penalty

Prepayment Penalty	Percent
NONE	100.00%

Total:	100.00%

26. Cutoff Rollterm

Cutoff Rollterm	Percent
25 - 30	2.40%
31 - 36	97.60

Total:	100.00%

W.A.: 35.4 months

Lowest: 27 months

Highest: 36 months

27. Original Term

Original Term	Percent

360	100.00%

Total:	100.00%

W.A.: 360.0 months

Lowest: 360 months

Highest: 360 months

28. Cut-Off Remaining Term

Cut-Off Remaining Term	Percent
349 - 354	2.40%
355 - 360	97.60

Total:	100.00%

W.A.: 359.4 months

Lowest: 351 months

Highest: 360 months

29. Cutoff Loan Age

Cutoff Loan Age	Percent
0	60.90%
1 - 6	36.70
7 - 12	2.40

Total:	100.00%

W.A.: 0.6 months

Lowest: 0 months

Highest: 9 months

30. Gross Margin

Gross Margin	Percent
2.250	100.00%

Total:	100.00%

W.A.: 2.250%

Lowest: 2.250%

Highest: 2.250%

31. Initial Cap (ARMs)

Initial Cap (ARMs)	Percent
2.000	100.00%

Total:	100.00%

W.A.: 2.000%

Lowest: 2.000%

Highest: 2.000%

32. Periodic Cap (ARMs)

Periodic Cap (ARMs)	Percent
2.000	100.00%

Total:	100.00%

W.A.: 2.000%

Lowest: 2.000%

Highest: 2.000%

33. Maximum Rate (ARMs)

Maximum Rate (ARMs)	Percent
10.001 - 11.000	17.59%
11.001 - 12.000	80.74
12.001 - 13.000	1.67

Total:	100.00%

W.A.: 11.372%

Lowest: 10.125%

Highest: 12.500%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information, and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance

BoAMS 2005-G

5-1 ARMs

Collateral Summary Report

Jul 20, 2005 10:57

1. General Pool Characteristics

Pool Size: $509,896,888.81

Loan Count: 977

Cut-off Date: 2005-07-01

Avg. Loan Balance: $521,900.60

Avg. Orig. Balance: $522,746.26

Percent IO: 73.43%

Accelerated Docs: 68.43%

W.A. FICO*: 746

W.A. Orig. LTV: 72.51%

W.A. Cut-Off LTV: 72.42%

W.A. Gross Coupon: 5.199%

W.A. Net Coupon: 4.947%

W.A. Svcg Fee: 0.250%

W.A. Trustee Fee: 0.0025%

W.A. Orig. Term: 359 months

W.A. Rem. Term: 359 months

W.A. Age: 0 months

% over 80 COLTV: 1.38%

% over 100 COLTV: 0.00%

% with PMI: 1.38%

% over 80 with PMI: 100.00%

W.A. MI Coverage: 25.67%

W.A. MI Adjusted LTV: 72.10%

% Second Lien: 0.00%

% with Prepay Penalty: 0.26%

% Balloon: 0.00%

Max. Zipcode Conc.: 0.91%

*	FICO not available for 6 loans, or 0.6% of the aggregate pool balance.

2. Original Balance

Original Balance	Percent
<= $100,000	0.03%
$100,001 - $150,000	0.10
$150,001 - $200,000	0.39
$200,001 - $250,000	0.32
$250,001 - $300,000	0.64
$300,001 - $350,000	0.52
$350,001 - $400,000	12.55
$400,001 - $450,000	14.55
$450,001 - $500,000	18.30
$500,001 - $550,000	9.72
$550,001 - $600,000	11.03
$600,001 - $650,000	5.77
$650,001 - $700,000	5.20
$700,001 - $750,000	4.17
$750,001 - $800,000	2.26
$800,001 - $850,000	0.97
$850,001 - $900,000	2.59
$900,001 - $950,000	2.75
$950,001 - $1,000,000	5.21
$1,000,001 - $1,050,000	0.40
$1,050,001 - $1,100,000	0.42
$1,100,001 - $1,150,000	0.43
$1,150,001 - $1,200,000	0.43

$1,200,001 - $1,250,000	0.71
$1,250,001 - $1,300,000	0.25
$1,350,001 - $1,400,000	0.27

Total:	100.00%

Average: $522,746.26

Lowest: $85,500.00

Highest: $1,370,166.00

3. Cut-Off Balance

Cut-Off Balance	Percent
<= $100,000	0.03%
$100,001 - $150,000	0.10
$150,001 - $200,000	0.39
$200,001 - $250,000	0.32
$250,001 - $300,000	0.64
$300,001 - $350,000	0.52
$350,001 - $400,000	12.71
$400,001 - $450,000	14.40
$450,001 - $500,000	18.30
$500,001 - $550,000	9.83
$550,001 - $600,000	10.92
$600,001 - $650,000	5.89
$650,001 - $700,000	5.34
$700,001 - $750,000	4.03
$750,001 - $800,000	2.30
$800,001 - $850,000	0.97
$850,001 - $900,000	2.59
$900,001 - $950,000	2.75
$950,001 - $1,000,000	5.24
$1,000,001 - $1,050,000	0.40
$1,050,001 - $1,100,000	0.42
$1,100,001 - $1,150,000	0.65
$1,150,001 - $1,200,000	0.24
$1,200,001 - $1,250,000	0.49
$1,250,001 - $1,300,000	0.25

$1,350,001 - $1,400,000	0.27

Total:	100.00%

Average: $521,900.60

Lowest: $85,500.00

Highest: $1,370,166.00

4. Lien Position

Lien Position	Percent
1	100.00%

Total:	100.00%

5. Coupon

Coupon	Percent
3.501 - 3.750	0.56%
3.751 - 4.000	0.54
4.001 - 4.250	1.32
4.251 - 4.500	3.02
4.501 - 4.750	6.42
4.751 - 5.000	20.69
5.001 - 5.250	27.70
5.251 - 5.500	27.60
5.501 - 5.750	8.53
5.751 - 6.000	2.58
6.001 - 6.250	0.68
6.251 - 6.500	0.38

Total:	100.00%

W.A.: 5.199%

Lowest: 3.625%

Highest: 6.500%

6. Credit Score

Credit Score	Percent
800 - 849	6.39%
750 - 799	47.27
700 - 749	30.94
650 - 699	12.40
600 - 649	2.42
Not Scored	0.58

Total:	100.00%

W.A.: 746

Lowest: 623

Highest: 817

7. PMI Providers

PMI Providers	Percent
NONE	98.62%
UGRIC	0.35
RMIC	0.27
PMIC	0.25
GEMIC	0.17
MGIC	0.17
RGIC	0.16

Total:	100.00%

8. Product Type

Product Type	Percent
5/25 IO 12 MO LIBOR	73.43%
5/25 12 MO LIBOR	25.83
5/10 12 MO LIBOR	0.32
5/20 12 MO LIBOR	0.31
5/ 5 12 MO LIBOR	0.12

Total:	100.00%

9. Index

Index	Percent
12ML	100.00%

Total:	100.00%

10. Loan Purpose

Loan Purpose	Percent
Purchase	64.90%
Refinance-Rate/Term	20.41
Refinance-Cashout	14.69

Total:	100.00%

11. Loan Type

Loan Type	Percent
Conventional w/ PMI	1.38%
Conventional w/o PMI	98.62

Total:	100.00%

12. Property Type

Property Type	Percent
SFR	55.50%
PUD Detach	24.50
Condo - Low	11.89
Condo	4.41
PUD Attach	2.42
2-Family	0.78

Townhouse	0.32
3-Family	0.17

Total:	100.00%

13. Occupancy Status

Occupancy Status	Percent
Primary	88.74%
Secondary	11.01
Investor	0.25

Total:	100.00%

14. Documentation

Documentation	Percent
Rapid	39.32%
Standard	31.57
Reduced	19.54
SISA	9.19
All Ready Home	0.37

Total:	100.00%

15. State

State	Percent
California	52.28%
Florida	8.21
Virginia	5.98
Illinois	4.01
Maryland	3.81
Other	25.72

Total:	100.00%

16. California

California	Percent
Northern California	57.84%
Southern California	42.16

Total:	100.00%

17. Zip Code

Zip Code	Percent
29455	0.91%
95054	0.82
94539	0.68
94536	0.66
90266	0.65
Other	96.28

Total:	100.00%

18. Convertible Flag

Convertible Flag	Percent
N	99.83%
Y	0.17

Total:	100.00%

19. Buydown Agreement

Buydown Agreement	Percent
N	99.58%

Y	0.42

Total:	100.00%

20. OLTV

OLTV	Percent
<= 20.00	0.25%
20.01 - 25.00	0.22
25.01 - 30.00	0.49
30.01 - 35.00	0.33
35.01 - 40.00	0.83
40.01 - 45.00	0.80
45.01 - 50.00	2.26
50.01 - 55.00	3.29
55.01 - 60.00	4.59
60.01 - 65.00	7.82
65.01 - 70.00	11.94
70.01 - 75.00	10.77
75.01 - 80.00	55.04
80.01 - 85.00	0.05
85.01 - 90.00	1.02
90.01 - 95.00	0.31

Total:	100.00%

W.A.: 72.51%

Lowest: 8.24%

Highest: 95.00%

21. Cut-Off LTV

Cut-Off LTV	Percent
<= 20.00	0.25%
20.01 - 25.00	0.22
25.01 - 30.00	0.49
30.01 - 35.00	0.33

35.01 - 40.00	0.83
40.01 - 45.00	0.92
45.01 - 50.00	2.64
50.01 - 55.00	3.17
55.01 - 60.00	4.51
60.01 - 65.00	7.80
65.01 - 70.00	11.66
70.01 - 75.00	10.85
75.01 - 80.00	54.96
80.01 - 85.00	0.05
85.01 - 90.00	1.02
90.01 - 95.00	0.31

Total:	100.00%

W.A.: 72.42%

Lowest: 8.24%

Highest: 95.00%

22. Delinquency*

Delinquency*	Percent
0-29 days	100.00%

Total:	100.00%

*	MBA method

23. Times 30 Days DLQ

Times 30 Days DLQ	Percent
0	99.89%
1	0.11

Total:	100.00%

24. Prepayment Penalty Term

Prepayment Penalty Term	Percent
0	99.74%
36	0.26

Total:	100.00%

W.A.: 0.1 months

Lowest: 0 months

Highest: 36 months

25. Prepayment Penalty

Prepayment Penalty	Percent
2%ofPPAmnt>20%	0.26%
NONE	99.74

Total:	100.00%

26. Cutoff Rollterm

Cutoff Rollterm	Percent
55 - 60	100.00%

Total:	100.00%

W.A.: 59.6 months

Lowest: 57 months

Highest: 60 months

27. Original Term

Original Term	Percent
120	0.12%
180	0.32
300	0.31
360	99.26

Total:	100.00%

W.A.: 359.0 months

Lowest: 120 months

Highest: 360 months

28. Cut-Off Remaining Term

Cut-Off Remaining Term	Percent
115 - 120	0.12%
175 - 180	0.32
295 - 300	0.31
355 - 360	99.26

Total:	100.00%

W.A.: 358.6 months

Lowest: 119 months

Highest: 360 months

29. Cutoff Loan Age

Cutoff Loan Age	Percent
0	62.02%
1 - 6	37.98

Total:	100.00%

W.A.: 0.4 months

Lowest: 0 months

Highest: 3 months

30. Gross Margin

Gross Margin	Percent
2.250	100.00%

Total:	100.00%

W.A.: 2.250%

Lowest: 2.250%

Highest: 2.250%

31. Initial Cap (ARMs)

Initial Cap (ARMs)	Percent
5.000	100.00%

Total:	100.00%

W.A.: 5.000%

Lowest: 5.000%

Highest: 5.000%

32. Periodic Cap (ARMs)

Periodic Cap (ARMs)	Percent
2.000	100.00%

Total:	100.00%

W.A.: 2.000%

Lowest: 2.000%

Highest: 2.000%

33. Maximum Rate (ARMs)

Maximum Rate (ARMs)	Percent
8.001 - 9.000	1.10%
9.001 - 10.000	31.43
10.001 - 11.000	66.33
11.001 - 12.000	1.14

Total:	100.00%

W.A.: 10.200%

Lowest: 8.625%

Highest: 11.755%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information, and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance

BoAMS 2005-G

7-1 ARMs

Collateral Summary Report

Jul 20, 2005 10:57

1. General Pool Characteristics

Pool Size: $61,191,561.18

Loan Count: 116

Cut-off Date: 2005-07-01

Avg. Loan Balance: $527,513.46

Avg. Orig. Balance: $527,616.14

Percent IO: 52.56%

Accelerated Docs: 76.97%

W.A. FICO*: 749

W.A. Orig. LTV: 72.17%

W.A. Cut-Off LTV: 72.16%

W.A. Gross Coupon: 5.441%

W.A. Net Coupon: 5.188%

W.A. Svcg Fee: 0.250%

W.A. Trustee Fee: 0.0025%

W.A. Orig. Term: 359 months

W.A. Rem. Term: 358 months

W.A. Age: 0 months

% over 80 COLTV: 0.00%

% over 100 COLTV: 0.00%

% with PMI: 0.00%

% over 80 with PMI: 0.00%

W.A. MI Coverage: 0.00%

W.A. MI Adjusted LTV: 72.16%

% Second Lien: 0.00%

% with Prepay Penalty: 0.00%

% Balloon: 0.00%

Max. Zipcode Conc.: 2.35%

*	FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

2. Original Balance

Original Balance	Percent
$100,001 - $150,000	0.21%
$350,001 - $400,000	8.30
$400,001 - $450,000	17.45
$450,001 - $500,000	20.34
$500,001 - $550,000	7.75
$550,001 - $600,000	13.21
$600,001 - $650,000	8.26
$650,001 - $700,000	7.81
$700,001 - $750,000	8.35
$750,001 - $800,000	2.56
$800,001 - $850,000	2.75
$850,001 - $900,000	1.41
$950,001 - $1,000,000	1.61

Total:	100.00%

Average: $527,616.14

Lowest: $127,750.00

Highest: $988,000.00

3. Cut-Off Balance

Cut-Off Balance	Percent
$100,001 - $150,000	0.21%
$350,001 - $400,000	8.30

$400,001 - $450,000	17.45
$450,001 - $500,000	20.34
$500,001 - $550,000	7.75
$550,001 - $600,000	13.21
$600,001 - $650,000	8.26
$650,001 - $700,000	7.81
$700,001 - $750,000	8.35
$750,001 - $800,000	2.56
$800,001 - $850,000	2.75
$850,001 - $900,000	1.41
$950,001 - $1,000,000	1.61

Total:	100.00%

Average: $527,513.46

Lowest: $127,606.76

Highest: $988,000.00

4. Lien Position

Lien Position	Percent
1	100.00%

Total:	100.00%

5. Coupon

Coupon	Percent
4.251 - 4.500	2.45%
4.501 - 4.750	0.98
4.751 - 5.000	7.54
5.001 - 5.250	19.67
5.251 - 5.500	28.74
5.501 - 5.750	27.70
5.751 - 6.000	11.31
6.001 - 6.250	1.61

Total:	100.00%

W.A.: 5.441%

Lowest: 4.375%

Highest: 6.250%

6. Credit Score

Credit Score	Percent
800 - 849	8.19%
750 - 799	49.59
700 - 749	30.01
650 - 699	9.21
600 - 649	3.00

Total:	100.00%

W.A.: 749

Lowest: 621

Highest: 810

7. PMI Providers

PMI Providers	Percent
NONE	100.00%

Total:	100.00%

8. Product Type

Product Type	Percent
7/23 IO 12 MO LIBOR	52.56%
7/23 12 MO LIBOR	46.68
7/ 8 12 MO LIBOR	0.75

Total:	100.00%

9. Index

Index	Percent
12ML	100.00%

Total:	100.00%

10. Loan Purpose

Loan Purpose	Percent
Purchase	64.08%
Refinance-Cashout	22.12
Refinance-Rate/Term	13.79

Total:	100.00%

11. Loan Type

Loan Type	Percent
Conventional w/o PMI	100.00%

Total:	100.00%

12. Property Type

Property Type	Percent
SFR	57.54%
PUD Detach	26.76
Condo - Low	10.41
PUD Attach	2.95
Condo	2.34

Total:	100.00%

13. Occupancy Status

Occupancy Status	Percent
Primary	88.71%
Secondary	11.29

Total:	100.00%

14. Documentation

Documentation	Percent
Rapid	40.98%
Reduced	29.72
Standard	23.03
SISA	6.28

Total:	100.00%

15. State

State	Percent
California	40.25%
Florida	10.86
Virginia	9.97
Maryland	6.50
South Carolina	4.93
Other	27.50

Total:	100.00%

16. California

California	Percent
Northern California	37.04%
Southern California	62.96

Total:	100.00%

17. Zip Code

Zip Code	Percent
90035	2.35%
29455	1.96
95117	1.94
20016	1.73
92692	1.72
Other	90.29

Total:	100.00%

18. Convertible Flag

Convertible Flag	Percent
N	100.00%

Total:	100.00%

19. Buydown Agreement

Buydown Agreement	Percent
N	99.02%
Y	0.98

Total:	100.00%

20. OLTV

OLTV	Percent
30.01 - 35.00	0.68%

40.01 - 45.00	1.41
45.01 - 50.00	2.42
50.01 - 55.00	3.11
55.01 - 60.00	9.48
60.01 - 65.00	5.22
65.01 - 70.00	10.77
70.01 - 75.00	10.44
75.01 - 80.00	56.48

Total:	100.00%

W.A.: 72.17%

Lowest: 31.92%

Highest: 80.00%

21. Cut-Off LTV

Cut-Off LTV	Percent
30.01 - 35.00	0.68%
40.01 - 45.00	1.41
45.01 - 50.00	2.42
50.01 - 55.00	3.11
55.01 - 60.00	9.48
60.01 - 65.00	5.22
65.01 - 70.00	10.77
70.01 - 75.00	10.44
75.01 - 80.00	56.48

Total:	100.00%

W.A.: 72.16%

Lowest: 31.92%

Highest: 80.00%

22. Delinquency*

Delinquency*	Percent
0-29 days	100.00%

Total:	100.00%

*	MBA method

23. Times 30 Days DLQ

Times 30 Days DLQ	Percent
0	100.00%

Total:	100.00%

24. Prepayment Penalty Term

Prepayment Penalty Term	Percent
0	100.00%

Total:	100.00%

W.A.: 0.0 months

Lowest: 0 months

Highest: 0 months

25. Prepayment Penalty

Prepayment Penalty	Percent
NONE	100.00%

Total:	100.00%

26. Cutoff Rollterm

Cutoff Rollterm	Percent
79 - 84	100.00%

Total:	100.00%

W.A.: 83.7 months

Lowest: 82 months

Highest: 84 months

27. Original Term

Original Term	Percent
180	0.75%
360	99.25

Total:	100.00%

W.A.: 358.6 months

Lowest: 180 months

Highest: 360 months

28. Cut-Off Remaining Term

Cut-Off Remaining Term	Percent
175 - 180	0.75%
355 - 360	99.25

Total:	100.00%

W.A.: 358.3 months

Lowest: 180 months

Highest: 360 months

29. Cutoff Loan Age

Cutoff Loan Age	Percent
0	69.87%
1 - 6	30.13

Total:	100.00%

W.A.: 0.3 months

Lowest: 0 months

Highest: 2 months

30. Gross Margin

Gross Margin	Percent
2.250	100.00%

Total:	100.00%

W.A.: 2.250%

Lowest: 2.250%

Highest: 2.250%

31. Initial Cap (ARMs)

Initial Cap (ARMs)	Percent
5.000	100.00%

Total:	100.00%

W.A.: 5.000%

Lowest: 5.000%

Highest: 5.000%

32. Periodic Cap (ARMs)

Periodic Cap (ARMs)	Percent
2.000	100.00%

Total:	100.00%

W.A.: 2.000%

Lowest: 2.000%

Highest: 2.000%

33. Maximum Rate (ARMs)

Maximum Rate (ARMs)	Percent
9.001 - 10.000	10.97%
10.001 - 11.000	87.42
11.001 - 12.000	0.76
12.001 - 13.000	0.85

Total:	100.00%

W.A.: 10.452%

Lowest: 9.375%

Highest: 12.500%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information, and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance

BoAMS 2005-G

10-1 ARMs

Collateral Summary Report

Jul 20, 2005 10:57

1. General Pool Characteristics

Pool Size: $109,320,387.14

Loan Count: 191

Cut-off Date: 2005-07-01

Avg. Loan Balance: $572,358.05

Avg. Orig. Balance: $576,222.03

Percent IO: 75.00%

Accelerated Docs: 79.45%

W.A. FICO*: 752

W.A. Orig. LTV: 67.47%

W.A. Cut-Off LTV: 67.24%

W.A. Gross Coupon: 5.525%

W.A. Net Coupon: 5.272%

W.A. Svcg Fee: 0.250%

W.A. Trustee Fee: 0.0025%

W.A. Orig. Term: 360 months

W.A. Rem. Term: 360 months

W.A. Age: 0 months

% over 80 COLTV: 0.00%

% over 100 COLTV: 0.00%

% with PMI: 0.00%

% over 80 with PMI: 0.00%

W.A. MI Coverage: 0.00%

W.A. MI Adjusted LTV: 67.24%

% Second Lien: 0.00%

% with Prepay Penalty: 0.00%

% Balloon: 0.00%

Max. Zipcode Conc.: 2.48%

*	FICO not available for 1 loans, or 0.4% of the aggregate pool balance.

2. Original Balance

Original Balance	Percent
$350,001 - $400,000	7.88%
$400,001 - $450,000	10.97
$450,001 - $500,000	18.54
$500,001 - $550,000	5.81
$550,001 - $600,000	13.75
$600,001 - $650,000	5.15
$650,001 - $700,000	4.38
$700,001 - $750,000	5.89
$750,001 - $800,000	7.18
$800,001 - $850,000	5.31
$850,001 - $900,000	1.60
$900,001 - $950,000	3.38
$950,001 - $1,000,000	8.16
$1,050,001 - $1,100,000	2.00

Total:	100.00%

Average: $576,222.03

Lowest: $360,000.00

Highest: $1,100,000.00

3. Cut-Off Balance

Cut-Off Balance	Percent
<= $100,000	0.07%
$100,001 - $150,000	0.14
$250,001 - $300,000	0.27
$350,001 - $400,000	7.41
$400,001 - $450,000	10.97
$450,001 - $500,000	18.54
$500,001 - $550,000	5.81
$550,001 - $600,000	14.30
$600,001 - $650,000	5.15
$650,001 - $700,000	4.38
$700,001 - $750,000	5.35
$750,001 - $800,000	7.18
$800,001 - $850,000	5.31
$850,001 - $900,000	1.60
$900,001 - $950,000	3.38
$950,001 - $1,000,000	8.16
$1,050,001 - $1,100,000	2.00

Total:	100.00%

Average: $572,358.05

Lowest: $72,400.00

Highest: $1,095,000.00

4. Lien Position

Lien Position	Percent
1	100.00%

Total:	100.00%

5. Coupon

Coupon	Percent
4.501 - 4.750	2.05%
4.751 - 5.000	5.36

5.001 - 5.250	12.37
5.251 - 5.500	37.18
5.501 - 5.750	25.87
5.751 - 6.000	12.85
6.001 - 6.250	2.89
6.251 - 6.500	1.43

Total:	100.00%

W.A.: 5.525%

Lowest: 4.750%

Highest: 6.500%

6. Credit Score

Credit Score	Percent
800 - 849	6.99%
750 - 799	49.73
700 - 749	32.12
650 - 699	9.76
600 - 649	0.96
Not Scored	0.44

Total:	100.00%

W.A.: 752

Lowest: 635

Highest: 810

7. PMI Providers

PMI Providers	Percent
NONE	100.00%

Total:	100.00%

8. Product Type

Product Type	Percent
10/20 IO 12 MO LIBOR	75.00%
10/20 12 MO LIBOR	25.00

Total:	100.00%

9. Index

Index	Percent
12ML	100.00%

Total:	100.00%

10. Loan Purpose

Loan Purpose	Percent
Purchase	51.97%
Refinance-Rate/Term	30.78
Refinance-Cashout	17.26

Total:	100.00%

11. Loan Type

Loan Type	Percent
Conventional w/o PMI	100.00%

Total:	100.00%

12. Property Type

Property Type	Percent
SFR	62.29%
PUD Detach	25.63

Condo - Low	8.10
Condo	2.73
PUD Attach	1.26

Total:	100.00%

13. Occupancy Status

Occupancy Status	Percent
Primary	91.55%
Secondary	8.45

Total:	100.00%

14. Documentation

Documentation	Percent
Rapid	55.99%
Standard	20.55
Reduced	17.93
SISA	5.53

Total:	100.00%

15. State

State	Percent
California	63.33%
Florida	7.76
Maryland	4.01
Virginia	3.81
Illinois	3.01
Other	18.08

Total:	100.00%

16. California

California	Percent
Northern California	50.60%
Southern California	49.40

Total:	100.00%

17. Zip Code

Zip Code	Percent
92130	2.48%
94904	2.36
90274	1.90
60035	1.69
94563	1.39
Other	90.16

Total:	100.00%

18. Convertible Flag

Convertible Flag	Percent
N	100.00%

Total:	100.00%

19. Buydown Agreement

Buydown Agreement	Percent
N	100.00%

Total:	100.00%

20. OLTV

OLTV	Percent
20.01 - 25.00	1.86%
25.01 - 30.00	1.14
30.01 - 35.00	1.17
35.01 - 40.00	0.98
40.01 - 45.00	1.66
45.01 - 50.00	7.96
50.01 - 55.00	5.30
55.01 - 60.00	5.65
60.01 - 65.00	7.13
65.01 - 70.00	15.63
70.01 - 75.00	12.02
75.01 - 80.00	39.49

Total:	100.00%

W.A.: 67.47%

Lowest: 21.43%

Highest: 80.00%

21. Cut-Off LTV

Cut-Off LTV	Percent
<= 20.00	0.07%
20.01 - 25.00	1.86
25.01 - 30.00	1.14
30.01 - 35.00	1.31
35.01 - 40.00	0.98
40.01 - 45.00	1.66
45.01 - 50.00	7.96
50.01 - 55.00	5.30
55.01 - 60.00	5.92
60.01 - 65.00	7.68
65.01 - 70.00	15.63

70.01 - 75.00	11.75
75.01 - 80.00	38.75

Total:	100.00%

W.A.: 67.24%

Lowest: 15.13%

Highest: 80.00%

22. Delinquency*

Delinquency*	Percent
0-29 days	100.00%

Total:	100.00%

*	MBA method

23. Times 30 Days DLQ

Times 30 Days DLQ	Percent
0	100.00%

Total:	100.00%

24. Prepayment Penalty Term

Prepayment Penalty Term	Percent
0	100.00%

Total:	100.00%

W.A.: 0.0 months

Lowest: 0 months

Highest: 0 months

25. Prepayment Penalty

Prepayment Penalty	Percent
NONE	100.00%

Total:	100.00%

26. Cutoff Rollterm

Cutoff Rollterm	Percent
103 or greater	100.00%

Total:	100.00%

W.A.: 119.7 months

Lowest: 113 months

Highest: 120 months

27. Original Term

Original Term	Percent
360	100.00%

Total:	100.00%

W.A.: 360.0 months

Lowest: 360 months

Highest: 360 months

28. Cut-Off Remaining Term

Cut-Off Remaining Term	Percent
349 - 354	0.61%
355 - 360	99.39

Total:	100.00%

W.A.: 359.7 months

Lowest: 353 months

Highest: 360 months

29. Cutoff Loan Age

Cutoff Loan Age	Percent
0	71.92%
1 - 6	28.01
7 - 12	0.07

Total:	100.00%

W.A.: 0.3 months

Lowest: 0 months

Highest: 7 months

30. Gross Margin

Gross Margin	Percent
2.250	100.00%

Total:	100.00%

W.A.: 2.250%

Lowest: 2.250%

Highest: 2.250%

31. Initial Cap (ARMs)

Initial Cap (ARMs)	Percent
5.000	100.00%

Total:	100.00%

W.A.: 5.000%

Lowest: 5.000%

Highest: 5.000%

32. Periodic Cap (ARMs)

Periodic Cap (ARMs)	Percent
2.000	100.00%

Total:	100.00%

W.A.: 2.000%

Lowest: 2.000%

Highest: 2.000%

33. Maximum Rate (ARMs)

Maximum Rate (ARMs)	Percent
9.001 - 10.000	7.42%
10.001 - 11.000	88.27
11.001 - 12.000	4.31

Total:	100.00%

W.A.: 10.525%

Lowest: 9.750%

Highest: 11.500%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information, and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance

BoAMS 2005-G

Total Combined

Collateral Summary Report

Jul 20, 2005 10:58

1. General Pool Characteristics

Pool Size: $719,036,455.59

IO: 71.34%

Loan Count: 1,362

Cut-off Date: 2005-07-01

Avg. Loan Balance: $527,926.91

Avg. Orig. Balance: $529,090.10

Percent IO: 71.34%

Accelerated Docs: 70.52%

W.A. FICO*: 747

W.A. Orig. LTV: 71.65%

W.A. Cut-Off LTV: 71.55%

W.A. Gross Coupon: 5.279%

W.A. Net Coupon: 5.019%

W.A. Svcg Fee: 0.257%

W.A. Trustee Fee: 0.0025%

W.A. Orig. Term: 359 months

W.A. Rem. Term: 359 months

W.A. Age: 0 month

% over 80 COLTV: 1.17%

% over 100 COLTV: 0.00%

% with PMI: 1.17%

% over 80 with PMI: 100.00%

W.A. MI Coverage: 25.12%

W.A. MI Adjusted LTV: 71.29%

% Second Lien: 0.00%

% with Prepay Penalty: 0.19%

% Balloon: 0.00%

Max. Zipcode Conc.: 0.81%

*	FICO not available for 7 loans, or 0.5% of the aggregate pool balance.

2. Original Balance

Original Balance	Percent
<= $100,000	0.02%
$100,001 - $150,000	0.09
$150,001 - $200,000	0.27
$200,001 - $250,000	0.29

$250,001 - $300,000	0.53
$300,001 - $350,000	0.41
$350,001 - $400,000	11.50
$400,001 - $450,000	14.74
$450,001 - $500,000	18.40
$500,001 - $550,000	8.89
$550,001 - $600,000	11.70
$600,001 - $650,000	5.93
$650,001 - $700,000	5.31
$700,001 - $750,000	4.66
$750,001 - $800,000	2.91
$800,001 - $850,000	1.85
$850,001 - $900,000	2.32
$900,001 - $950,000	2.59
$950,001 - $1,000,000	5.21
$1,000,001 - $1,050,000	0.29
$1,050,001 - $1,100,000	0.60
$1,100,001 - $1,150,000	0.31
$1,150,001 - $1,200,000	0.30
$1,200,001 - $1,250,000	0.50
$1,250,001 - $1,300,000	0.18
$1,350,001 - $1,400,000	0.19

Total:	100.00%

Average: $529,090.10

Lowest: $85,500.00

Highest: $1,370,166.00

3. Cut-Off Balance

Cut-Off Balance	Percent
<= $100,000	0.03%
$100,001 - $150,000	0.11
$150,001 - $200,000	0.27
$200,001 - $250,000	0.29
$250,001 - $300,000	0.57
$300,001 - $350,000	0.41

$350,001 - $400,000	11.54
$400,001 - $450,000	14.63
$450,001 - $500,000	18.40
$500,001 - $550,000	8.96
$550,001 - $600,000	11.71
$600,001 - $650,000	6.01
$650,001 - $700,000	5.40
$700,001 - $750,000	4.48
$750,001 - $800,000	2.94
$800,001 - $850,000	1.85
$850,001 - $900,000	2.32
$900,001 - $950,000	2.59
$950,001 - $1,000,000	5.24
$1,000,001 - $1,050,000	0.29
$1,050,001 - $1,100,000	0.60
$1,100,001 - $1,150,000	0.46
$1,150,001 - $1,200,000	0.17
$1,200,001 - $1,250,000	0.35
$1,250,001 - $1,300,000	0.18
$1,350,001 - $1,400,000	0.19

Total:	100.00%

Average: $527,926.91

Lowest: $72,400.00

Highest: $1,370,166.00

4. Lien Position

Lien Position	Percent
1	100.00%

Total:	100.00%

5. Coupon

Coupon	Percent

3.501 - 3.750	0.40%
3.751 - 4.000	0.39
4.001 - 4.250	0.99
4.251 - 4.500	2.35
4.501 - 4.750	5.26
4.751 - 5.000	16.69
5.001 - 5.250	24.36
5.251 - 5.500	29.42
5.501 - 5.750	13.15
5.751 - 6.000	5.35
6.001 - 6.250	1.09
6.251 - 6.500	0.54

Total:	100.00%

W.A.: 5.279%

Lowest: 3.625%

Highest: 6.500%

6. Credit Score

Credit Score	Percent
800 - 849	6.63%
750 - 799	47.99
700 - 749	30.82
650 - 699	11.63
600 - 649	2.45
Not Scored	0.48

Total:	100.00%

W.A.: 747

Lowest: 621

Highest: 818

7. PMI Providers

PMI Providers	Percent
NONE	98.83%

PMIC	0.31
RMIC	0.25
UGRIC	0.25
GEMIC	0.12
MGIC	0.12
RGIC	0.12

Total:	100.00%

8. Product Type

Product Type	Percent
5/25 IO 12 MO LIBOR	52.07%
5/25 12 MO LIBOR	18.31
10/20 IO 12 MO LIBOR	11.40
7/23 IO 12 MO LIBOR	4.47
7/23 12 MO LIBOR	3.97
10/20 12 MO LIBOR	3.80
3/27 IO 12 MO LIBOR	3.39
3/27 12 MO LIBOR	1.98
5/10 12 MO LIBOR	0.22
5/20 12 MO LIBOR	0.22
5/ 5 12 MO LIBOR	0.08
7/ 8 12 MO LIBOR	0.06

Total:	100.00%

9. Index

Index	Percent
12ML	100.00%

Total:	100.00%

10. Loan Purpose

Loan Purpose	Percent
Purchase	62.89%
Refinance-Rate/Term	21.08
Refinance-Cashout	16.03

Total:	100.00%

11. Loan Type

Loan Type	Percent
Conventional w/ PMI	1.17%
Conventional w/o PMI	98.83

Total:	100.00%

12. Property Type

Property Type	Percent
SFR	57.15%
PUD Detach	24.45
Condo - Low	11.20
Condo	4.07
PUD Attach	2.16
2-Family	0.56
Townhouse	0.29
3-Family	0.12

Total:	100.00%

13. Occupancy Status

Occupancy Status	Percent
Primary	88.91%
Secondary	10.72
Investor	0.37

Total:	100.00%

14. Documentation

Documentation	Percent
Rapid	41.39%
Standard	29.48
Reduced	20.11
SISA	8.76
All Ready Home	0.26

Total:	100.00%

15. State

State	Percent
California	52.40%
Florida	8.71
Virginia	5.80
Maryland	3.94
Illinois	3.88
Other	25.28

Total:	100.00%

16. California

California	Percent
Northern California	54.57%
Southern California	45.43

Total:	100.00%

17. Zip Code

Zip Code	Percent
29455	0.81%
92130	0.79
95054	0.76
94536	0.66
34145	0.60
Other	96.38

Total:	100.00%

18. Convertible Flag

Convertible Flag	Percent
N	99.88%
Y	0.12

Total:	100.00%

19. Buydown Agreement

Buydown Agreement	Percent
N	99.62%
Y	0.38

Total:	100.00%

20. OLTV

OLTV	Percent
<= 20.00	0.18%
20.01 - 25.00	0.44
25.01 - 30.00	0.61
30.01 - 35.00	0.62

35.01 - 40.00	0.74
40.01 - 45.00	0.94
45.01 - 50.00	3.29
50.01 - 55.00	3.56
55.01 - 60.00	5.31
60.01 - 65.00	7.33
65.01 - 70.00	12.55
70.01 - 75.00	10.64
75.01 - 80.00	52.64
80.01 - 85.00	0.10
85.01 - 90.00	0.79
90.01 - 95.00	0.28

Total:	100.00%

W.A.: 71.65%

Lowest: 8.24%

Highest: 95.00%

21. Cut-Off LTV

Cut-Off LTV	Percent
<= 20.00	0.19%
20.01 - 25.00	0.44
25.01 - 30.00	0.61
30.01 - 35.00	0.64
35.01 - 40.00	0.74
40.01 - 45.00	1.02
45.01 - 50.00	3.56
50.01 - 55.00	3.47
55.01 - 60.00	5.30
60.01 - 65.00	7.40
65.01 - 70.00	12.36
70.01 - 75.00	10.65
75.01 - 80.00	52.48
80.01 - 85.00	0.10
85.01 - 90.00	0.79
90.01 - 95.00	0.28

Total:	100.00%

W.A.: 71.55%

Lowest: 8.24%

Highest: 95.00%

22. Delinquency*

Delinquency*	Percent
0-29 days	100.00%

Total:	100.00%

*	MBA method

23. Times 30 Days DLQ

Times 30 Days DLQ	Percent
0	99.92%
1	0.08

Total:	100.00%

24. Prepayment Penalty Term

Prepayment Penalty Term	Percent
0	99.81%
36	0.19

Total:	100.00%

W.A.: 0.1 months

Lowest: 0 months

Highest: 36 months

25. Prepayment Penalty

Prepayment Penalty	Percent
2%ofPPAmnt>20%	0.19%
NONE	99.81

Total:	100.00%

26. Cutoff Rollterm

Cutoff Rollterm	Percent
25 - 30	0.13%
31 - 36	5.24
55 - 60	70.91
79 - 84	8.51
103 or greater	15.20

Total:	100.00%

W.A.: 69.5 months

Lowest: 27 months

Highest: 120 months

27. Original Term

Original Term	Percent
120	0.08%
180	0.29
300	0.22
360	99.41

Total:	100.00%

W.A.: 359.1 months

Lowest: 120 months

Highest: 360 months

28. Cut-Off Remaining Term

Cut-Off Remaining Term	Percent

115 - 120	0.08%
175 - 180	0.29
295 - 300	0.22
349 - 354	0.22
355 - 360	99.19

Total:	100.00%

W.A.: 358.8 months

Lowest: 119 months

Highest: 360 months

29. Cutoff Loan Age

Cutoff Loan Age	Percent
0	64.14%
1 - 6	35.72
7 - 12	0.14

Total:	100.00%

W.A.: 0.4 months

Lowest: 0 months

Highest: 9 months

30. Gross Margin

Gross Margin	Percent
2.250	100.00%

Total:	100.00%

W.A.: 2.250%

Lowest: 2.250%

Highest: 2.250%

31. Initial Cap (ARMs)

Initial Cap (ARMs)	Percent

2.000	5.37%
5.000	94.63

Total:	100.00%

W.A.: 4.839%

Lowest: 2.000%

Highest: 5.000%

32. Periodic Cap (ARMs)

Periodic Cap (ARMs)	Percent
2.000	100.00%

Total:	100.00%

W.A.: 2.000%

Lowest: 2.000%

Highest: 2.000%

33. Maximum Rate (ARMs)

Maximum Rate (ARMs)	Percent
8.001 - 9.000	0.78%
9.001 - 10.000	24.35
10.001 - 11.000	68.84
11.001 - 12.000	5.86
12.001 - 13.000	0.16

Total:	100.00%

W.A.: 10.334%

Lowest: 8.625%

Highest: 12.500%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information, and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.